FORM OF AMENDMENT TO LONG TERM INCENTIVE AGREEMENT
                               (RESTRICTED STOCK)

This AMENDMENT TO LONG TERM INCENTIVE AGREEMENT (the "Amended Agreement") dated January 23, 1998 is among Rock Bottom Restaurants, Inc., a Delaware Corporation (the "Company"), and ____________________ (the "Employee"), and is part of the LONG TERM INCENTIVE AGREEMENT, (the "Original Agreement") dated April 30, 1997.

WHEREAS, the Company desires to employ the Employee to perform the duties of ___________________ of the Company as such duties may be designated by the Board of Directors (the "Board") from time to time;

WHEREAS, the Employee desires to be employed by the Company to perform such duties upon the following terms and conditions;

WHEREAS, the Board has heretofore determined that it is in the best interests of the Company and its stockholders to assure that the Company will have the continued dedication of the Employee, notwithstanding the possibility, threat or occurrence of a Change of Control of the Company.


NOW THEREFORE, the parties hereby agree as follows:

         Section 8.2 of the Original Agreement is hereby amended by deleting the second half of the first sentence which reads as follows: "... provided that, in the event that the Change of Control occurs after the first year of the Performance Cycle, the Compensation Committee shall have the right, in its discretion (and after evaluating the Company's financial performance in relation to Company plans and analyst estimates, the Company's future prospects and other factors it deems relevant), to declare that the restrictions on all or a portion of the remaining 50% of the Restricted Stock shall lapse.

Except as specified in this Amended Agreement, the provisions of the Original Agreement remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Original Agreement, the terms of this Amendment control.

IN WITNESS WHEREOF, the parties have executed this amendment effctive as of the date first above written.

AGREED:                                      Rock Bottom Restaurants, Inc.


                                           By:
--------------------------------              --------------------------------
Employee                                      David M. Lux
                                              Chairman, Compensation Committee